                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of Earliest Event Reported): March 14, 2002


                             Delhaize America, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-6080


       North Carolina                                           56-0660192
---------------------------                                ---------------------
(State or other Jurisdiction of incorporation)              (I.R.S. Employer
                                                            Identification No.)

2110 Executive Drive, P.O. Box 1330
Salisbury, North Carolina                                       28145-1330
-------------------------                                     ---------------
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (704) 633-8250

                                 Not Applicable
         (Former name or former address, if changed since last report.)

         This Amendment No. 1 on Form 8-K/A (this "Amendment") is being filed by Delhaize America, Inc., a North Carolina corporation ("Delhaize America" or the "Company"), to amend the Company's Current Report on Form 8-K dated March 14, 2002, filed with the Securities and Exchange Commission on March 21, 2002, by disclosing the effective date of the Company's dismissal of PricewaterhouseCoopers LLP as the Company's independent accountant and the selection of Deloitte & Touche LLP as the Company's new independent accountant, and confirming there are no disagreements with PricewaterhouseCoopers LLP through the effective date of its dismissal. A letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission confirming that the firm agrees with the statements in this Amendment is attached hereto as
Exhibit 16. Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the complete text of new Item 4 is set forth below.

Item 4.   Changes in Registrant's Certifying Accountant.

         (a)      Previous Independent Accountant.

         On March 14, 2002 Delhaize America dismissed PricewaterhouseCoopers LLP as its independent accountant, effective March 29, 2002, which is the date the Company filed its Annual Report on Form 10-K for the fiscal year ended December 29, 2001, and selected Deloitte & Touche LLP as its new independent accountant. The decision to change the independent accountant was unanimously approved by the Company's Board of Directors. The change was made in connection with a share exchange completed April 25, 2001, whereby each outstanding share of the Company's Class A and Class B common stock not already owned by Etablissements Delhaize Freres et Cie "Le Lion" S.A. ("Delhaize Group") or its wholly-owned subsidiary, Delhaize The Lion America, Inc., was exchanged for 0.40 Delhaize Group American Depositary Shares, which are listed on the New York Stock Exchange, or, at the option of each Delhaize America shareholder, 0.40 Delhaize Group ordinary shares, which are listed on Euronext Brussels. Deloitte & Touche LLP currently serves as the independent accountant for Delhaize Group. The Board of Directors of Delhaize Group recently nominated Deloitte & Touche LLP to serve as independent accountant of Delhaize Group and its subsidiaries, including the Company, for another three-year term beginning with fiscal year 2002, subject to the approval of the Delhaize Group workers council and Delhaize Group's shareholders. The Delhaize Group shareholders will vote on the nomination of Deloitte & Touche LLP as independent accountant of Delhaize Group and its subsidiaries, including the Company, at the Delhaize Group annual shareholders meeting scheduled for May 23, 2002.

         The reports of PricewaterhouseCoopers LLP on the Company's consolidated financial statements for each of the years in the two-year period ended December 29, 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two years ended December 29, 2001 and through March 29, 2002, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or


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


practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused the firm to make reference thereto in its reports on the Company's consolidated financial statements for such years.

         During the past two fiscal years and through March 29, 2002, PricewaterhouseCoopers LLP has not advised the Company of any reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of such letter is attached hereto as Exhibit 16.

         (b)      New Independent Accountant.

         On March 14, 2002 the Company selected Deloitte & Touche LLP as its new independent accountant, effective March 29, 2002. During the two years ended December 29, 2001 and through March 29, 2002, the Company has not consulted with Deloitte & Touche LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, in which either a written report was provided to the Company or oral advice was provided that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company has authorized PricewaterhouseCoopers LLP to respond fully to any inquiries from Deloitte & Touche LLP relating to its engagement as the Company's independent accountant.

Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

           Exhibit No.    Description
           -----------    -----------
           16             Letter dated April 5, 2002 from PricewaterhouseCoopers
                          LLP to the Securities and Exchange Commission


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DELHAIZE AMERICA, INC.


Dated:  April 5, 2002              By:/s/ Michael R. Waller
                                      ---------------------------------
                                      Michael R. Waller
                                      Executive Vice President


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


                                  EXHIBIT INDEX


         Exhibit No.      Description
         -----------      -----------
           16             Letter dated April 5, 2002 from PricewaterhouseCoopers
                          LLP to the Securities and Exchange Commission


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